                                  SCHEDULE 14a
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                         ADVANCED MATERIALS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          ______________________________________________________________________

     (5)  Total fee paid:
          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          ______________________________________________________________________

     (3)  Filing Party:
          ______________________________________________________________________

     (4)  Date Filed:
          ______________________________________________________________________

                         ADVANCED MATERIALS GROUP, INC.
                               11420 Mathis Avenue
                               Dallas, Texas 75234

                                November 22, 2004

To our stockholders:

         You are cordially invited to attend the 2004 annual meeting of stockholders of Advanced Materials Group, Inc. (the "Company"), which will be held at 10:00 a.m. local time, on Wednesday, December 15, 2004 at The Busch Firm, 2532 Dupont Drive, Irvine, California 92612. All holders of the Company's outstanding common stock as of November 2, 2004 are entitled to vote at the annual meeting.

         Enclosed is a copy of the Company's annual report, notice of annual meeting of stockholders, proxy statement and proxy card. A current report on the business operations of the Company will be presented at the meeting and stockholders will have an opportunity to ask questions.

         We hope you will be able to attend the annual meeting. Whether or not you expect to attend, it is important you complete, sign, date and return the proxy card in the enclosed postage prepaid envelope in order to ensure that your shares will be represented at the annual meeting.

                          Sincerely,

                                           /S/    ROBERT E. DELK
                                           ---------------------------------
                                                  ROBERT E. DELK
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         ADVANCED MATERIALS GROUP, INC.
                               11420 Mathis Avenue
                               Dallas, Texas 75234

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                     TO BE HELD WEDNESDAY, DECEMBER 15, 2004

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Advanced Materials Group, Inc., a Nevada corporation (the "Company"), will be held at 10:00 a.m. local time, on Wednesday, December 15, 2004 at The Busch Firm, 2532 Dupont Drive, Irvine, California 92612, for the following purposes:

         1.       To elect four nominees to the Board of Directors;

         2. To ratify the appointment of Whitley Penn as the independent accountants for the Company for the fiscal year ending November 30, 2005; and

         3. To transact such other business as may properly come before the annual meeting or any adjournments and postponements thereof.

         The Board of Directors has fixed the close of business on November 2, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Only holders of the Company's common stock at the close of business on the record date are entitled to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at the Company's executive offices. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a proxy or letter from that firm confirming their ownership of shares as of the record date.

         Accompanying this notice are a proxy and a proxy statement. PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. As described in the proxy statement, the proxy may be revoked at any time prior to its exercise at the meeting.

                                           By Order of the Board of Directors

                                           /S/    ROBERT E. DELK
                                           ----------------------------------
                                                  ROBERT E. DELK
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dallas, Texas
November 22, 2004

                             YOUR VOTE IS IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. HOWEVER, EVEN IF YOU DO PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING, IF YOU SO DESIRE, BUT WILL HELP SECURE A QUORUM AND REDUCE OR ELIMINATE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Voting and Proxy...............................................................1

Proposal 1 - Election of Directors.............................................3

Security Ownership of Certain Beneficial Owners and Management.................8

Executive Compensation........................................................10

Proposal 2 - Ratification of Appointment of Independent Accountants...........16

Other Matters.................................................................18

Stockholder Proposals.........................................................18

Available Information.........................................................18

Annual Report.................................................................19

Appendix A - Amended and Restated Audit Committee Charter....................A-1

Appendix B - Compensation Committee Charter..................................B-1

                         ADVANCED MATERIALS GROUP, INC.
                               11420 Mathis Avenue
                               Dallas, Texas 75234

                                ----------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                     TO BE HELD WEDNESDAY, DECEMBER 15, 2004

                                ----------------

                                VOTING AND PROXY

         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Materials Group, Inc. (the "Company") for use at the annual meeting of stockholders to be held at 10:00 a.m. local time, on Wednesday, December 15, 2004 at The Busch Firm, 2532 Dupont Drive, Irvine, California 92612 and at any adjournments or postponements thereof. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about November 24, 2004 to all stockholders entitled to vote at the annual meeting.

         In voting by proxy for directors, stockholders may vote in favor of all director nominees, withhold their votes as to all nominees, or withhold their votes as to specific nominees. Stockholders should specify their choices on the accompanying proxy card.

         The shares represented by each properly executed, unrevoked proxy will be voted as directed by the stockholder with respect to the matters described in the proxy. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "FOR" the election of all director nominees named herein, and "FOR" the ratification of the appointment of Whitley Penn as the Company's independent accountants for the fiscal year ending November 30, 2005. If any other matters properly come before the annual meeting, the persons named as proxies will vote upon these matters in accordance with their best judgment. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to the Secretary of the Company, by issuance of a subsequent proxy, or by voting at the annual meeting in person.

         At the close of business on November 2, 2004, the record date for determining stockholders entitled to notice of and to vote at the annual meeting, the Company had issued and outstanding 10,516,026 shares of common stock, par value $.001 per share, held by approximately 2,800 holders of record. Each share of common stock entitles the holder of record to one vote on any matter coming before the annual meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the annual meeting or at any adjournments or postponements thereof.

         The presence, in person or by proxy, of a majority of the outstanding shares of common stock of the Company entitled to vote at the annual meeting, regardless of whether a proxy has authority to vote on all matters presented at the meeting, shall constitute a quorum at the annual meeting. The four nominees for director who receive the highest number of votes shall be elected. On matters other than the election of directors, the proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition, unless for any particular proposal the vote of a greater proportion of shares, or of any particular class of shares, or of each class, is required by law or by the Company's articles of incorporation or bylaws. Abstentions and broker non-votes on proposal 2 and on any other particular proposal that will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition, will not be treated as a vote cast on the proposal and, therefore, will not affect the outcome of those matters to be voted on at the meeting.

         The Company will pay the expenses of soliciting proxies for the annual meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, or by mail or telephone. Proxy solicitors may include directors, officers and regular employees of the Company. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Company's bylaws provide that its Board of Directors shall consist of at least three directors, with the exact number of directors that constitute the Board of Directors to be set by a resolution of the Board of Directors or by a majority of the Company's stockholders. The number of directors on the Board of Directors currently is set at five, and there is one vacancy to be filled when a suitable candidate agrees to serve.

         Directors are elected annually and hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. It is intended that the proxies solicited by the Board of Directors will be voted "FOR" election of the four nominees listed below unless a contrary instruction is made on the proxy. If one or more of these nominees should be unable or unwilling to serve for any reason, the persons named in the accompanying proxy may vote for another candidate or candidates nominated by the Board of Directors. However, the proxy holders may not vote proxies for a greater number of persons than the number of nominees named on the proxy card. All of the nominees listed below are presently directors of the Company.

         THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE FOUR NOMINEES LISTED BELOW.

DIRECTOR NOMINEES

         TIMOTHY R. BUSCH, 50, has been the Chairman and a director of the Company since February 1998 and September 1997, respectively. Mr. Busch is a tax attorney and is president and managing partner of a professional services practice, The Busch Firm, which he founded in 1979. He is a director of Radica Games International, a publicly held company, and is a director of several privately held companies. Mr. Busch is a licensed attorney in California, Michigan, Texas and Washington, D.C. and is a licensed CPA in California and Michigan.

         N. PRICE PASCHALL, 56, has been a director of the Company since January 1994. Mr. Paschall has been Managing Director of Context Capital Group, an investment-banking firm that serves clients in the medical and industrial markets, since February 1992. Mr. Paschall was a partner of Shea, Paschall, Powell-Hambros Bank, and its predecessor company, a firm specializing in mergers and acquisitions, from January 1983 to January 1992. Mr. Paschall holds a B.A. in Business Administration from California Polytechnic University at Pomona. He currently serves on the Board of Directors of Xtrana, Inc. a publicly-held medical device company.

         MAURICE J. DEWALD, 64, has been a director of the Company since February 1998. From June 1992 to the present, Mr. DeWald has been Chairman and Chief Executive Officer of Verity Financial Group, Inc., a private investment and financial advisory firm. Mr. DeWald is a former member of the KPMG Peat Marwick Board of Directors and also served as the Managing Partner of the Los Angeles office of KPMG Peat Marwick from 1986 to 1991. He currently serves on the Boards of Directors of Dai-Ichi Kangyo Bank of California, Monarch Funds, a publicly-held investment fund, and Quality Systems, Inc., a publicly-held developer and marketer of healthcare information systems.

         ROBERT E. DELK, 55, was appointed to the Company's Board of Directors in January 2003 and became President, Chief Executive Officer and Secretary of the Company in August 2003. Mr. Delk is a private investor and has been the general partner of Delk Partners Ltd. since its formation prior to 1995 and a significant stockholder of the Company since 1996. From 1980 to 1995, he was the Chairman and Chief Executive Officer of the Struckmeyer Corporation, a medical products manufacturing business whose products were made from raw materials similar to those used by the Company. Struckmeyer Corporation was based in Dallas, Texas, and specialized in the development and manufacture of disposable surgical products. Mr. Delk holds a B.S. degree in Business Administration from Stephen F. Austin University and has experience in the banking, consumer products, and advertising industries. He has served on numerous business and civic boards.

EXECUTIVE OFFICERS

         Following is information regarding the current executive officer of the Company who is not a member of the Board of Directors.

         WILLIAM G. MORTENSEN, 38, was appointed Chief Financial Officer and Controller on June 1, 2004. Mr. Mortensen was employed by Cingular Wireless LLC as Associate Director in Finance, and before the Cingular joint venture he was with SBC, Inc. as a manager of SBC Services supporting the SBC Wireless division since 1999. Before joining SBC, Inc. Mr. Mortensen worked for Frito-Lay, Inc. as a manager of finance and for over eight years with EDS, Inc. holding various financial positions. Mr. Mortensen holds a BBA degree in Business Administration from Abilene Christian University and has experience in the telecommunications, high-tech and manufacturing industries.

TERM OF OFFICE AND FAMILY RELATIONSHIPS

         The Company's directors are elected at each annual stockholders' meeting. Each of the Company's directors is to hold office until his successor is elected and qualified or until his earlier death, resignation or removal. Each of the Company's executive officers serves at the discretion of the Company's Board of Directors. There are no family relationships among the Company's executive officers, directors and director nominees.

DIRECTOR COMPENSATION

         Each of the Company's directors is entitled to receive $500 and reimbursement for out-of-pocket expenses in connection with his attendance at each meeting of the Board of Directors or committee of the Board of Directors. In addition, each director is entitled to receive non-qualified stock options, pursuant to the Company's 2003 Stock Option Plan, to purchase 20,000 shares of the Company's common stock at fair market value when first elected to the Board of Directors, and 10,000 shares of common stock at fair market value each January subsequent to their reelection to the Board of Directors. The options become fully vested six months after their issuance. The Compensation Committee is in the process of making recommendations to the Board of Directors regarding changes to this policy.

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held 12 meetings during fiscal 2003. During the fiscal year ended November 30, 2003, no incumbent director attended fewer than 75% of the aggregate of: (1) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (2) the total number of meetings held by all committees of the Board of Directors on which he served (during the periods that he served).

         The Board of Directors has standing Compensation and Audit Committees, but does not have a nominating committee because the Board of Directors has determined that the entire Board of Directors can efficiently and effectively fulfill this function by using a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by the Company's stockholders. Stockholders who desire to recommend candidates for evaluation may do so by contacting the Company in writing, identifying the potential candidate and providing background information. See "Security Holder Communications with the Board of Directors." Candidates may also come to the attention of the Board of Directors through current members of the Board of Directors, professional search firms and other persons. In evaluating potential candidates, the Board of Directors takes into account a number of factors, including among others, the following:

         o        independence from management;

         o        whether the candidate has relevant business experience;

         o        judgment, skill, integrity and reputation;

         o        existing commitments to other businesses;

         o        corporate governance background;

         o financial and accounting background, to enable the Board of Directors to determine whether the candidate would be suitable for Audit Committee membership; and

         o        the size and composition of the Board of Directors.

         The Compensation Committee currently is composed of Mr. Paschall and Mr. DeWald, with Mr. Paschall serving as Chairman, and met two times during fiscal 2003. The Compensation Committee evaluates the performance of the Company's officers and makes recommendations to the Board of Directors concerning compensation. The Compensation Committee also determines option grants made pursuant to the Company's stock option plans based on recommendations of management.

         The Audit Committee currently is composed of Mr. DeWald and Mr. Paschall, with Mr. DeWald serving as Chairman, and met four times during fiscal 2003. The Audit Committee operates under a written charter that is attached as APPENDIX A to this proxy statement. The Board of Directors has determined that each of the members of the Audit Committee is "independent" as that term is defined in NASD Marketplace Rule 4200(a)(15) and that Mr. DeWald is an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K. The Audit Committee's principal functions are to monitor the Company's financial reporting process and internal control system, review and appraise the audit efforts of the Company's independent auditors and provide an open avenue of communication among the Company's independent auditors, financial and senior management and Board of Directors.

SECURITY HOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         The Board of Directors has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of the Board of Directors, or the independent directors as a group, any committee of the Board of Directors or any chair of any such committee, by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Secretary" at Advanced Materials Group, Inc., 11420 Mathis Avenue, Dallas, Texas 75234. To communicate with any director electronically, security holders should send an e-mail "c/o Secretary," at bdelk@ADVMATL.com.

         All communications received as set forth in the preceding paragraph will be opened by the Company's Secretary for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, the Company's Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

POLICY WITH REGARD TO BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

         It is the Company's policy that members of the Board of Directors are invited and encouraged to attend all of the Company's annual meetings. At the time of the Company's 2003 annual meeting of stockholders, the Company had five directors, all of whom were in attendance at the 2003 annual meeting of stockholders.

REPORT OF THE AUDIT COMMITTEE

         Pursuant to the proxy solicitation rules of the Securities and Exchange Commission ("Commission"), the Audit Committee of the Board of Directors is asked to report to the stockholders on certain matters each year in the Company's proxy statement.

         The Audit Committee represents the Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial practices of the Company and its subsidiaries, and has the general responsibility for the surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries. Management has the primary responsibility for preparing the Company's financial statements and for its financial reporting process, and the Company's independent auditors are responsible for expressing an opinion on the conformance of the Company's financial statements to accounting principles generally accepted in the United States. The Audit Committee is responsible for, among other things, reviewing and discussing with management and the Company's independent auditors the Company's annual and quarterly financial statements and financial reporting process, including an analysis of the auditors' judgment as to (a) the quality of the Company's accounting procedures and practices, (b) any significant changes in the accounting policies of the Company and (c) any accounting and financial impact on the Company's financial reports.

         In this context, the Audit Committee reviewed and discussed with management and the independent auditors the Company's quarterly and audited annual financial statements for the fiscal year ended November 30, 2003. The Audit Committee also discussed with the independent auditors the matters that the independent auditors are required to discuss with the Audit Committee pursuant to Statement on Auditing Standard No. 61 (Communication with Audit Committees). In addition, the Audit Committee received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and actively engaged in a dialogue with the independent auditors with respect to any and all disclosed relationships or services that may impact the objectivity and independence of the independent auditors. In reviewing and discussing such matters, the Audit Committee considered whether the auditors' provision of non-audit services during fiscal 2003 was compatible with maintaining the auditors' independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2003, for filing with the Commission.

                                 Members of the Audit Committee:
                                     Maurice J. DeWald and N. Price Paschall

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Busch, one of the Company's directors, is a partner in The Busch Firm, which firm acted as the Company's outside legal advisor but did not receive more than 5% of its 2003 gross revenues from the Company.

         On April 22, 2004, each of Mr. Busch and Mr. Delk loaned the Company $150,000 in exchange for the issuance of unsecured promissory notes bearing interest at the rate of 10.0% per annum and warrants to purchase up to 50,000 shares of the Company's common stock at an exercise price of $0.363 per share. Interest and principal on the notes were due July 21, 2004 but were not paid timely. As a result, the interest rate of the notes increased to the default rate of 12.0% per annum on July 22, 2004, and in October 2004, the Company paid to each of Mr. Busch and Mr. Delk $50,000 of principal plus interest accrued through July 21, 2004 on the entire principal balances of their notes and issued as a penalty to each of Mr. Busch and Mr. Delk an additional warrant to purchase up to 50,000 shares of the Company's common stock at an exercise price of $0.363 per share. Each of the warrants issued to Mr. Busch and Mr. Delk expires May 13, 2008.

         On June 7, 2004, the Company issued a total of 595,239 shares to Delk Partners, Ltd., Plus 4 LLC, and the Lenawee Trust in exchange for an aggregate of $250,000 cash. Mr. Delk is the general partner of Delk Partners, Ltd. and is a director and executive officer of the Company. Mr. Busch is a beneficiary of the Lenawee Trust and a director of the Company. Richard H. Pickup is a partner of Plus 4 LLC and a member of a group beneficially owning more than 10% of the outstanding shares of the Company's common stock. The sale of shares was effected to cover a $250,000 settlement paid to Wilshire Technologies, LLC in connection with the settlement of a lawsuit between the Company, two of its former employees, and Wilshire Technologies, LLC. Each of Delk Partners, Ltd., Plus 4 LLC, and the Lenawee Trust contributed $83,333.33 to the Company and received 198,413 shares of the Company's common stock. The number of shares issued was based upon the common stock price of $0.42 per share, which was the closing sale price in the Pink Sheets as of May 28, 2004, the day the settlement was negotiated. The sale of shares was approved by all of the members of the Company's Board of Directors.

         The Company is or has been a party to employment, consulting and compensation arrangements with related parties, as more particularly described above under the headings "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" and "Compensation of Directors."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the common stock beneficially owned as of November 2, 2004 by:

         o each person who is known by the Company to own beneficially or exercise voting or dispositive control over 5% or more of the common stock;

         o        each of the Company's directors and director nominees;

         o        each of the Company's current Named Executive Officers; and

         o        all current executive officers and directors as a group.

         There were 10,516,026 shares of the Company's common stock outstanding as of the close of business on November 2, 2004, the record date.

         Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Commission under the Securities Exchange Act of 1934 ("Exchange Act") and generally includes voting or investment power with respect to securities. Except as indicated below, the Company believes each holder possesses sole voting and investment power with respect to all of the shares of voting stock owned by that holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a holder and the percentage ownership of that holder, shares of common stock subject to options or warrants held by that holder that are currently exercisable or are exercisable within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

         The inclusion of shares in this table as beneficially owned is not an admission of beneficial ownership. Except as indicated below, the address for each named beneficial owner is the same as the Company's. Ownership of less than 1.00% is indicated with an asterisk.


                                                                  AMOUNT AND NATURE OF           PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                          BENEFICIAL OWNERSHIP       OUTSTANDING SHARES(2)
----------------------------------------                          --------------------       ---------------------
Dito Caree LP, Dito Devcar LP, Plus 4 LLC and
   Richard H. Pickup                                                  1,750,567(2)                  16.65%
Gregory J. Spagna                                                       904,500(3)                   8.6%
Delk Partners Ltd., Robert E. Delk and Ann Struckmeyer Delk           2,384,930(4)                  20.77%
Timothy R. Busch and the Lenawee Trust                                1,655,180(5)                  15.52%
N. Price Paschall                                                       270,000(6)                   2.51%
Maurice J. DeWald                                                        50,000(7)                     *
William G. Mortensen                                                     10,000(7)                     *
All current executive officers and directors as a group (5
   persons)                                                           1,949,607(11)                  21.6%


-----------------

(1) Mr. Delk, Mr. Busch, Mr. Paschall and Mr. DeWald are directors of the Company. Mr. Delk and Mr. Mortensen are executive officers of the Company.

(2) Represents 986,300 shares held by Dito Caree LP, 200,000 shares held by Dito Devcar LP and 764,067 shares held by Plus 4 LLC. Mr. Pickup holds voting and dispositive power over these shares as general partner of each of the three entities. Mr. Pickup's address is c/o David Hehn, 3753 Howard Hughes Parkway #200, Las Vegas, Nevada 89109-0938.

(3) Represents 617,000 shares held by Mr. Spagna and 287,500 shares held jointly by Mr. Spagna and his spouse and children, as reported on a
       Schedule 13D/A filed with the Commission on February 5, 2003. Mr. Spagna's address is 515 Airport Executive Park, Nanuet, New York 10954.

(4) Represents 1,419,218 shares held by Delk Partners Ltd., 865,712 shares underlying options held by Mr. Delk and 100,000 shares underlying warrants held by Delk. Voting and dispositive power over the shares held by Delk Partners Ltd. is shared by Mr. Delk and Ann Struckmeyer Delk as partners of Delk Partners Ltd.

(5) Represents 1,505,180 shares held by the Lenawee Trust, of which Mr. Busch and his spouse are beneficiaries and hold voting and dispositive power, 100,000 shares underlying warrants held by Mr. Busch, and 50,000 shares underlying options held by Mr. Busch.

(6) Represents 10,000 shares outstanding and 260,000 shares underlying options.

(7)    Represents shares underlying options.

(8) Represents 2,934,398 shares outstanding, 200,000 shares underlying warrants and 2,190,000 shares underlying options, as described above.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid by the Company for services rendered to the Company by its current and former Chief Executive Officers and to each of the other most highly compensated executive officers of the Company who earned more than $100,000 in salary and bonus during the fiscal year ended November 30, 2003 (the "Named Executive Officers").


SUMMARY COMPENSATION TABLE
                                                                                                        LONG-TERM
                                                                                                      COMPENSATION
                                                            ANNUAL COMPENSATION                           AWARDS
                                       ---------------------------------------------------------   ------------------
                                                                                     OTHER            SECURITIES
                                       FISCAL                                        ANNUAL           UNDERLYING
NAME AND PRINCIPAL POSITION             YEAR        SALARY(1)        BONUS       COMPENSATION(2)   OPTIONS GRANTED(3)
---------------------------             ----        ---------        -----       ---------------   ------------------
Robert E. Delk, President, Chief         2003             --           --           $ 3,396          1,770,000
   Executive Officer and                 2002             --           --                --                 --
   Secretary(4)                          2001             --           --                --                 --

Steve F. Scott(4)                        2003       $183,206           --           $12,964             10,000
   Former President and Former Chief     2002       $187,144           --           $17,980             10,000
   Executive Officer                     2001       $243,526           --           $12,947             10,000

David Lasnier(4)                         2003       $131,750           --           $12,421                 --
   Former Senior Vice President          2002       $131,750           --           $12,421                 --
                                         2001       $155,745           --           $14,425             25,000

Tom Lane(4)                              2003       $155,475           --           $14,524                 --
   Former Chief Executive, Europe        2002       $155,475      $28,947           $14,524                 --
                                         2001       $116,618      $35,073           $11,662            100,000

(1) Mr. Scott and Mr. Lasnier accepted voluntary salary reductions of 25% and 15%, respectively, in October 2001 to help facilitate the operations of the Company.

(2) For Mr. Delk, represents health insurance reimbursement for fiscal 2003. For Mr. Scott, includes automobile allowances of $7,165 for fiscal 2003 and $10,350 for fiscal 2002 and fiscal 2001, respectively, and medical insurance of $5,799, $7,630 and $2,597 for fiscal 2003, fiscal 2002 and fiscal 2001, respectively. For Mr. Lasnier, includes automobile allowances of $8,401 for each of fiscal 2003, fiscal 2002 and fiscal 2001 and medical insurance of $4,020, $4,020 and $6,024 for fiscal 2003, fiscal 2002 and fiscal 2001, respectively. For Mr. Lane, includes pension contributions of $14,524, $14,524 and $12,138 for fiscal 2003, fiscal 2002 and fiscal 2001, respectively.

(3) Includes options to purchase up to 30,000 shares of common stock and 10,000 shares of common stock, respectively, granted to Mr. Delk and Mr. Busch in connection with their service on the Company's Board of Directors.

(4) Mr. Delk was appointed as the Company's President, Chief Executive Officer and Secretary in August 2003. Mr. Scott's employment terminated in August 2003. Mr. Lasnier's employment terminated in January 2003. Mr. Lane's employment terminated in November 2003.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers during the fiscal year ended November 30, 2003. This information includes hypothetical potential gains from stock options granted during the fiscal 2003. These hypothetical gains are based entirely on assumed annual growth rates of 5% and 10% in the value of the Company's common stock price over the five-year life of the stock options granted during fiscal 2003. These assumed rates of growth were selected by the Commission for illustrative purposes only, and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.

                                              INDIVIDUAL GRANTS
                                              -----------------
                                                 PERCENT
                                                OF TOTAL                               POTENTIAL REALIZABLE
                                                 OPTIONS                            AT ASSUMED ANNUAL RATES OF
                                  NUMBER OF    GRANTED TO                                  STOCK PRICE
                                 SECURITIES     EMPLOYEES   EXERCISE              APPRECIATION FOR OPTION TERM (2)
                    GRANT        UNDERLYING     IN FISCAL   PRICE PER EXPIRATION  -------------------------------
NAME                DATE       OPTIONS GRANTED  YEAR (1)      SHARE      DATE          5%              10%
----              -------     ---------------- ----------- ---------  ----------    -----------     --------
Robert E. Delk.....  1/19/2003     20,000 (3)     1.06%      $0.20    1/19/2008      $ 1,880         $  2,160
Robert E. Delk.....  1/19/2003     10,000 (4)     0.53%      $0.20    1/19/2008      $   940         $  1,080
Robert E. Delk.....  9/1/2003     435,000 (5)    23.02%      $0.28    8/31/2008      $ 6,090         $ 12,180
Robert E. Delk.....  9/1/2003     435,000 (6)    23.02%      $0.56    8/31/2008      $    --         $     --
Robert E. Delk.....  9/1/2003     435,000 (6)    23.02%      $1.12    8/31/2008      $    --         $     --
Robert E. Delk.....  9/1/2003     435,000 (6)    23.02%      $2.24    8/31/2008      $    --         $     --
Steve F. Scott.....  1/19/2003     10,000 (4)     0.53%      $0.20    8/1/2003       $    --         $     --


------------

(1) Based on options to purchase up to an aggregate of 1,890,000 shares of common stock granted to employees during fiscal 2003, including options granted to employee directors to purchase up to an aggregate of 40,000 shares of common stock.

(2)      Calculated using the potential realizable value of each grant.

(3) Granted in connection with Mr. Delk's appointment to the Board of Directors. Option vested six months after the date of grant.

(4) Granted in connection with service on the Board of Directors. Options vested six months after the date of grant. Mr. Scott's option terminated upon his employment termination in August 2003.

(5) Granted in lieu of payment of cash compensation during Mr. Delk's first year of employment. Option vested during the first year after the date of grant.

(6) Granted in lieu of payment of cash compensation during Mr. Delk's first year of employment. Options vest one-fifth on the first anniversary of the date of grant and one sixtieth each month thereafter.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth certain information regarding the exercise of options by the Named Executive Officers during fiscal 2003 and unexercised stock options held by the Named Executive Officers as of November 30, 2003. Options held by Mr. Scott, Mr. Lasnier and Mr. Lane terminated upon termination of their employment prior to November 30, 2003.

                                                          NUMBER OF SHARES UNDERLYING
                                                          ----------------------------      VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                                                                NOVEMBER 30, 2003          AT NOVEMBER 30, 2003(2)
                                  SHARES                  ---------------------------   ---------------------------
                                 ACQUIRED      VALUE
            NAME               ON EXERCISE   REALIZED(1)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------    -----------   -----------  -----------   -------------   -----------   -------------
Robert E. Delk.............             --            --        102,500     1,649,500        $2,400             $0


-------------
(1) Market value of underlying securities on the date of exercise, minus the exercise price.

(2) Based on the last reported sale price ($0.28 per share) on the Pink Sheets on November 28, 2003 (the last trading day of fiscal 2003).

EMPLOYMENT CONTRACT, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         The Company was party to an employment agreement with Steve F. Scott, its President and Chief Executive Officer, dated July 1, 1998, which provided Mr. Scott with an annual salary of $250,000 per year. The employment agreement was to be effective through June 30, 2004. In August 2003, Mr. Scott's employment with the Company terminated and the employment agreement with Mr. Scott was amended whereby he is to be paid in monthly installments of $7,555 from August 2003 through August 2005. Accrued severance costs relating to the amendment aggregating $156,000 are included in the Company's financial statements as of November 30, 2003.

         In August 2003, the Company entered into an employment agreement with its newly appointed President, Chief Executive Officer and Secretary, Robert E. Delk. The agreement is to be effective through July 31, 2005, subject to renewal for automatic successive additional one-year periods if neither the Company nor Mr. Delk provides written notice of termination at least 30 days prior to the end of the then current term. In lieu of salary during the first year of the term of the employment agreement, Mr. Delk received common stock purchase options described in the "Option Grants in Last Fiscal Year" table above and also received reimbursement of approximately $8,300 for health insurance premiums. In fiscal 2003, compensation expense of $42,000 pertaining to the employment agreement was recorded as an adjustment to paid in capital.

         The employment agreement with Mr. Delk provides for a base salary of at least $125,000 per year beginning in August 2004. The Company and Mr. Delk are in the process of negotiating a replacement employment agreement. Accordingly, effective as of August 1, 2004, the Company began booking an accrued payroll liability for the $125,000 annual salary. The Company intends to pay this liability to Mr. Delk in a lump sum if negotiations are successfully completed. The Company also continues to reimburse Mr. Delk for health insurance premiums.

STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder returns on the Company's common stock, based on its market price, over a five-year period with the cumulative total return of the Nasdaq Composite Index and the S&P 600 Small Cap Index as a peer group comparison, assuming reinvestment of dividends. The Company has selected the S&P 600 Small Cap Index on the basis that it believes that it cannot reasonably identify a reasonable pool of peer issuers in the same line of business. This graph assumes that the value of the investment in the Company's common stock and each of the comparison groups was $100 at the beginning of the measurement period.

                 [graph of CUMULATIVE TOTAL RETURN here]


                                                                    Cumulative Total Return
                                            ------------------------------------------------------------------------
                                                   11/98       11/99        11/00        11/01     11/02      11/03
                                            ------------------------------------------------------------------------
ADVANCED MATERIALS GROUP, INC.                    $100.00     $ 59         $116         $ 30      $ 32      $ 35
NASDAQ STOCK MARKET (COMPOSITE INDEX)              100.00      171           78           58        44        59
S&P 600 SMALL CAP INDEX                            100.00      110          107          119       111       145


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consisted of the following non-employee directors during fiscal 2003: Mr. Paschall, Mr. Busch and Mr. DeWald. No director who was a member of the Compensation Committee during fiscal 2003 was an officer or employee of the Company or its subsidiaries during fiscal 2003, was formerly an officer of the Company or its subsidiaries, or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K under the Securities Act of 1933 ("Securities Act"), except that Mr. Busch, one of the Company's directors, is a partner in The Busch Firm, which firm acted as the Company's outside legal advisor but did not receive more than 5% of its 2003 gross revenues from the Company.

         None of the Company's executive officers serves as a member of a compensation committee of another corporation (or other Board committee of such company performing equivalent functions or, in the absence of any such committee, the entire Board of Directors of such corporation), one of whose executive officers served on the Company's Compensation Committee. None of the Company's executive officers served during fiscal 2003 as a director of another corporation, one of whose executive officers served on the Company's Compensation Committee. None of the Company's executive officers served during fiscal 2003 as a member of a compensation committee of another corporation (or other Board committee of such corporation performing similar functions or, in the absence of any such committee, the entire Board of Directors), one of whose executive officers served as one of the Company's directors.

REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors, composed of Mr. Paschall and Mr. DeWald, has the authority to administer the Company's executive compensation programs, including the Company's stock incentive plans. The Company's executive compensation program is designed to provide competitive levels of base compensation in order to attract, retain and motivate high quality employees, tie individual total compensation to individual performance and success of the Company, and align the interests of the Company's executive officers with those of its stockholders.

     EXECUTIVE COMPENSATION PROGRAM

         The Company's executive compensation program consists of three principal elements: base salary, cash bonus and stock options. The Board of Directors sets the annual base salary for executives after consideration of the recommendations of the Compensation Committee. Prior to making its recommendations, the Compensation Committee reviews historical compensation levels of the executives, evaluates past performance, and assesses expected future contributions of the executives. In making the determinations regarding base salaries, the Company considers generally available information regarding the salaries prevailing in the industry.

         The Company maintains incentive plans under which executive officers may be paid cash bonuses at the end of each fiscal year. The bonuses under these incentive plans depend upon individual performance and the achievement by the Company of certain financial targets established by the Board of Directors prior to the start of each fiscal year.

         Total compensation for executive officers also includes long-term incentives offered in the form of stock options, which are generally provided through initial stock option grants at the date of hire and periodic additional stock options grants. Stock options align the interests of the executive officer with the interests of stockholders due to the fact that the executive can realize a gain only if the Company's stock appreciates in value. In determining the amount of such grants, the Compensation Committee considers the contributions of each executive to the overall success of the Company in the past fiscal year, the responsibilities to be assumed in the upcoming fiscal year, appropriate incentives for the promotion of the long-term growth of the Company, and grants to other executives in the industry holding comparable positions as well as the executive's position within the Company.

     CHIEF EXECUTIVE OFFICER COMPENSATION

         The Company is a party to an employment agreement with Steve F. Scott, its former President and form Chief Executive Officer, dated July 1, 1998, which provided Mr. Scott with an annual salary of $250,000 per year. The employment agreement was to be effective through June 30, 2004. In August 2003, Mr. Scott's employment with the Company terminated and the employment agreement with Mr. Scott was amended whereby he is to be paid in monthly installments of $7,555 beginning August 2003 through August 2005.

         In August 2003, the Company entered into an employment agreement with its newly appointed President, Chief Executive Officer and Secretary, Robert E. Delk. The agreement is to be effective through July 31, 2005, subject to renewal for automatic successive additional one-year periods if neither the Company nor Mr. Delk provides written notice of termination at least 30 days prior to the end of the then current term. In lieu of salary during the first year of the term of the employment agreement, Mr. Delk received common stock purchase options described in the "Option Grants in Last Fiscal Year" table above and also received reimbursement of approximately $8,300 for health insurance premiums. In fiscal 2003, compensation expense of $42,000 pertaining to the employment agreement was recorded as an adjustment to paid in capital.

         The employment agreement with Mr. Delk provides for a base salary of at least $125,000 per year beginning in August 2004. The Company and Mr. Delk are in the process of negotiating a replacement employment agreement. Accordingly, effective as of August 1, 2004, the Company began booking an accrued payroll liability for the $125,000 annual salary. The Company intends to pay this liability to Mr. Delk in a lump sum if negotiations are successfully completed. The Company also continues to reimburse Mr. Delk for health insurance premiums.

         In determining the Chief Executive Officer compensation, the Compensation Committee considers the Company's overall performance, as measured by sales revenue, profitability, earnings per share and share valuation. After considering these indicia of performance, the Compensation Committee awarded no cash bonuses for fiscal 2003.

                                                 This report was furnished by
                                                 Mr. Paschall and Mr. DeWald

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the officers and directors of the Company as well as persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater-than-10% stockholders are required by the regulations of the Commission to furnish the company with copies of all Section 16(a) forms that they file.

         Based solely on a review of the copies of such reports furnished to the Company, the Section 16(a) requirements applicable to our officers, directors and greater-than-10% stockholders were satisfied for fiscal 2003, except that Mr. Scott, Mr. Paschall, Mr. DeWald and Mr. Busch each failed to file a Form 4 reporting one option grant, and Mr. Delk failed to file a Form 3 and two Form 4s reporting a total of five option grants.

CODE OF ETHICS

         The Company has adopted a code of ethics that is applicable to all of the Company's directors, officers and employees and is intended to meet the definition of a "code of ethics" as set forth in Item 406(b) of Regulation S-K of the Commission. The Company will provide a copy of the code of ethics to any person without charge, upon written request to Advanced Materials Group, Inc.,
Attention: Investor Relations, 11420 Mathis Avenue, Dallas, Texas 75234.

                                   PROPOSAL 2
                                 RATIFICATION OF
                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

GENERAL

         The Company is asking its stockholders to ratify the Audit Committee's appointment of Whitley Penn as its independent auditors for the fiscal year ending November 30, 2004. If the Company's stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

         Representatives of Whitley Penn and BDO Seidman, LLP ("BDO") are not expected to be present at the meeting.

CHANGE IN INDEPENDENT AUDITORS

         On May 25, 2004, the Company notified BDO, the independent accounting firm that had been engaged as the Company's independent public accountant to audit the Company's consolidated financial statements for the fiscal years ended November 30, 2003 and 2004, that it intended to engage new independent public accountants and dismissed BDO as the Company's independent accountants.

         The audit reports of BDO on the consolidated financial statements of the Company as of and for the fiscal years ended November 30, 2003 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that BDO's report dated February 25, 2004, except for the third paragraph of Note 6 which is as of March 1, 2004 and Note 8 which is as of April 17, 2004, on the consolidated financial statements of the Company as of and for the fiscal years ended November 30, 2003 and 2002 contained an uncertainty paragraph stating:

                  "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has sustained significant operating losses in 2003, 2002 and 2001, has had a significant decline in sales, and has working capital and stockholders' deficits as of November 30, 2003. The Company is also in technical default under the compliance provisions of its line of credit and term loan. These matters, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in
         Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties."

         The Company's decision to change independent public accountants was approved by the Company's Audit Committee and Board of Directors. In connection with the audits of the two most recent fiscal years ended November 30, 2003 and 2002, and through May 25, 2004, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BDO's satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in connection with their reports on the Company's consolidated financial statements for such periods. For the fiscal years ended November 30, 2003 and 2002 and through May 25, 2004, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         On May 26, 2004, the Company provided BDO with a copy of the disclosures it made in response to Item 304(a) of Regulation S-K. The Company requested that BDO furnish the Company with a letter addressed to the Commission stating whether BDO agreed with the statements made by the Company in response to Item 304(a) and, if not, stating the respects in which it did not agree. A copy of BDO's letter is attached to the Company's Form 8-K for May 25, 2004.

         On May 25, 2004, the Company engaged Whitley Penn as its new independent public accountants. During the fiscal years ended November 30, 2003 and 2002 and through May 24, 2004, the Company had not consulted with Whitley Penn with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

         The following table presents fees for professional audit services rendered by BDO for the audit of the Company's annual financial statements for fiscal years 2003 and 2002 and fees billed for other services rendered by BDO for those periods:

                                                    2003                2002
                                                    ----                ----

        Audit Fees.....................           $ 115,000           $  95,500
        Audit-Related Fees.............              18,900              13,300
        Tax Fees.......................              34,000              30,835
                                                -----------            --------
        All Other Fees.................           $ 167,900            $139,635

         AUDIT FEES. Consists of fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

         AUDIT-RELATED FEES. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." These services include employee benefit plan audits and consultations concerning financial accounting and reporting standards.

         TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

         The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the annual meeting. However, if other matters should come before the annual meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 of the Exchange Act, proposals by stockholders which are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's 2005 annual stockholders' meeting must be received by the Company by July 25, 2005 in order to be considered for inclusion in the Company's proxy materials relating to the Company's 2005 annual stockholders' meeting. Such proposals should be addressed to the Company's Secretary and may be included in next year's annual stockholders' meeting proxy materials if they comply with rules and regulations of the Commission governing stockholder proposals.

         For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, the Company's principal executive offices not later than October 10, 2005. If a stockholder fails to notify the Company of any such proposal prior to that date, management will be allowed to use its discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting, without any discussion of the matter in the Company's proxy statement.

                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Exchange Act. In accordance with the Exchange Act, the Company files reports, proxy statements and other information with the Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. Copies of these materials can also be obtained from the Commission at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The Company's common stock is traded in the pink sheets under the symbol "ADMG.PK."

                                  ANNUAL REPORT

         A copy of the Company's annual report on Form 10-K for the fiscal year ended November 30, 2003, as filed with the Commission (exclusive of exhibits), accompanies this proxy statement. The annual report is not incorporated by reference into this proxy statement and is not deemed to be a part of this proxy solicitation material.

         An additional copy of the Company's annual report (without exhibits) will be furnished by first class mail, without charge, to any person from whom the accompanying proxy is solicited upon written or oral request to Advanced Materials Group, Inc., Attention: Investor Relations, 11420 Mathis Avenue, Dallas, Texas 75234, telephone (972) 432-0602. If exhibit copies are requested, a copying charge of $.20 per page will be made. In addition, all of the Company's public filings, including its annual report, can be found free of charge on the worldwide web at http://www.sec.gov.

                                      By the Order of the Board of Directors

                                      /S/    ROBERT E. DELK
                                      ------------------------------------
                                             Robert E. Delk
                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dallas, Texas
November 22, 2004

APPENDIX A

                       AMENDED AND RESTATED CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                         ADVANCED MATERIALS GROUP, INC.

                   AS AMENDED AND RESTATED ON NOVEMBER 2, 2004

PURPOSE

         The purpose of the Audit Committee (the "Audit Committee") of Advanced Materials Group, Inc. (the "Corporation") is to assist the Board of Directors of the Corporation in fulfilling its oversight responsibilities by:

         o Serving as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

         o Reviewing and appraising the audit efforts of the Corporation's independent accountants; and

         o Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

COMPOSITION

         The Audit Committee shall consist of two or more directors, each of whom shall be independent as and to the extent required by federal securities laws and applicable requirements of the principal exchange, system or market on which the Corporation's common stock is traded, and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. Directors who are affiliates of the Corporation, or are officers or employees of the Corporation or of its subsidiaries, will not be considered independent.

         All members of the Audit Committee must be able to read and understand fundamental financial statements, including a corporation's balance sheet, income statement, and cash flow statement, at least one member of the Audit Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, and at least one member of the Audit Committee shall qualify as an "audit committee financial expert" as defined by the Securities and Exchange Commission pursuant to Section 407 of the Sarbanes-Oxley Act of 2002.

         The members of the Audit Committee are to be selected by the Board of Directors and shall serve until their successors are duly elected and qualified. Unless a Chairman of the Audit Committee is elected by the full Board of Directors, the members of the Audit Committee may designate a Chairman by majority vote of the full Audit Committee membership.

MEETINGS

         The Audit Committee shall meet on at least a quarterly basis and shall hold regular meetings as may be necessary and special meetings as may be called by the Chairman of the Audit Committee. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or either of these groups believe should be discussed privately. The Audit Committee should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The Corporation's independent accountants are to be ultimately accountable to the Audit Committee, and the Audit Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

         DOCUMENTS/REPORTS REVIEW
         ------------------------

         1. Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.

         2. Review the Corporation's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or the public, including any certification, report, opinion or review rendered by the independent accountants.

         3. Review with financial management and the independent accountants the Corporation's filings with the Securities and Exchange Commission on Form 10-Q prior to their filing and prior to the release of earnings.

         4. Review and discuss with management and the independent accountants any material financial or non-financial arrangements of the Corporation that do not appear on the financial statements of the Corporation.

         INDEPENDENT ACCOUNTANTS
         -----------------------

         1. Select the independent accountants, considering their independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

         2. At least annually, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants and their related entities have with the Corporation and its related entities, consistent with Independence Standards Board Standard No. 1 (or any successor thereto), and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that in the independent accountants' professional judgment may reasonably be thought to bear on the objectivity and independence of the independent accountants.

         3. At least annually, obtain written confirmation from the independent accountants that, in the independent accountants' professional judgment, the independent accountants are "independent" of the Corporation within the meaning of the federal securities laws.

         4. Take or recommend that the Board of Directors take, any appropriate action to oversee the independence of the independent accountants.

         5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

         7. Pre-approve all auditing services to be provided by the independent accountants to the Corporation (including comfort letters in connection with securities underwriting).

         8. Pre-approve all non-audit services to be provided by the independent accountants to the Corporation unless: (a) the aggregate amount of all such non-audit services constitutes not more than 5% of the total amount of revenues paid by the Corporation to its independent accountants during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved prior to completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

         9. The Audit Committee shall have the authority to delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals of audit and non-audit services. The decisions of any such member to pre-approve such services shall be presented to the full Audit Committee at its scheduled meetings.

         10. Discuss with any registered public accounting firm that performs an audit for the Corporation (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

         FINANCIAL REPORTING PROCESSES
         -----------------------------

         1. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

         2. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         3. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

         4. Establish regular and separate reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         5. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         6. Review and resolve any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

         7. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

         8. Prior to the filing of any periodic report of the Corporation under the Securities Exchange Act of 1934, receive confirmation from the Corporation's principal executive and principal accounting officers that they have disclosed to the Corporation's independent accountants and the Audit Committee:
                  (1) all significant deficiencies in the design or operation of internal controls that are reasonably likely to adversely affect the Corporation's ability to record, process, summarize, and report financial information; (2) any material weaknesses in internal controls; and (3) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal control over financing reporting.

         9. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters.

         10. Establish procedures for the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

         ETHICAL AND LEGAL COMPLIANCE
         ----------------------------

         1. Review and approve all related-party transactions after reviewing each such transaction for potential conflicts of interest and other improprieties.

         2. The Audit Committee shall have the authority to retain and compensate such independent counsel, experts and other advisors as it determines necessary to carry out its duties.

         3. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist it in the conduct of any investigation.

         4. Establish, review and update periodically one or more codes of conduct and ethics and ensure that management has established a system to enforce these codes.

         5. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

         6. Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

APPENDIX B

                      CHARTER OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                         ADVANCED MATERIALS GROUP, INC.

                         AS ADOPTED ON NOVEMBER 2, 2004

PURPOSE

         The purpose of the Compensation Committee of Advanced Materials Group, Inc. (the "Company") governed by this charter is to (i) act as administrator of the Company's various stock option plans and stock plans (collectively, the "Plans") as described in each of the Plans, (ii) review forms of compensation to be provided to the officers and employees of the Company, including stock compensation, (iii) grant options to purchase common stock of the Company to employees and executive officers of the Company and (iv) review and make recommendations to the Board of Directors regarding all forms of compensation to be provided to the directors of the Company, including stock compensation. The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

MEMBERSHIP

         The Compensation Committee shall consist solely of a minimum of two (2) "non-employee directors" of the Company as such term is defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 (the "Exchange Act"). The members of the Compensation Committee will be outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and will meet the independence requirements of the principal exchange, system or market on which the Company's common stock then trades. The members of the Compensation Committee are nominated and appointed by and serve at the discretion of the Board of Directors.

RESPONSIBILITIES

         The responsibilities of the Compensation Committee are set forth below:

         o The Compensation Committee shall review and make recommendations to the Board of Directors regarding the compensation policy for executive officers and directors of the Company, and such other officers of the Company as directed by the Board of Directors.

         o The Compensation Committee shall review and approve the Company's compensation policy regarding all forms of compensation (including, to the extent relevant, all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the officers and employees of the Company.

         o The Compensation Committee shall review recommendations from the Chief Executive Officer of the Company regarding all forms of compensation (including, to the extent relevant, all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the non-employee directors of the Company.

         o The Compensation Committee shall review and make recommendations to the Board of Directors regarding general compensation goals and guidelines for the Company's employees and officers and the criteria by which bonuses to the Company's employees and officers are determined.

         o The Compensation Committee shall review recommendations from the Chief Executive Officer of the Company regarding all bonus and stock compensation to all employees of the Company.

         o The Compensation Committee shall act as administrator (as described in each of the Plans) of the Plans within the authority delegated by the Board of Directors. In its administration of the Plans, the Compensation Committee may,
                  (i) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Exchange in compliance with Rule 16b-3 hereunder) and (ii) amend such stock options or stock purchase rights in accordance with the terms of the Plans.

         o The Compensation Committee shall review and make recommendations to the Board of Directors with respect to amendments to the Plans and changes in the number of shares reserved for issuance hereunder.

         o The Compensation Committee shall review and make recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company.

         o The Compensation Committee shall prepare a report, if required, (to be included in the Company's proxy statement) that describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based; (b) the relationship of such compensation to the Company's performance; and (c) the Compensation Committee's executive compensation policies applicable to executive officers.

o The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed charges to the Board of Directors for approval.

MEETINGS

         It is anticipated that the Compensation Committee will meet at least once each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance. At a minimum of one of such meetings annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

MINUTES

         The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS

         The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action, and copies of the written minutes of its meetings.

APPENDIX C

                         ADVANCED MATERIALS GROUP, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                       2004 ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 15, 2004

         The undersigned hereby appoints William G. Mortensen as the attorney, agent and proxy of the undersigned, with the power to appoint his substitute, to represent and vote, as designated on the reverse side, all shares of common stock of Advanced Materials Group, Inc. (the "Company") held of record by the undersigned at the close of business on November 2, 2004, at the 2004 annual meeting of stockholders to be held on Wednesday, December 15, 2004 at 10:00 a.m. local time, at The Busch Firm located at 2532 Dupont Drive, Irvine, California 92612 and at any and all adjournments and postponements thereof.

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                         ADVANCED MATERIALS GROUP, INC.

                                DECEMBER 15, 2004

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.
________________________________________________________________________________

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" FOR THE
                  ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
                YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
________________________________________________________________________________

1. To consider and vote upon a proposal to elect four nominees to the Company's board of directors:

                                                    NOMINEES:
[ ]   FOR ALL NOMINEES                              0 Timothy R. Busch
                                                    0 Robert E. Delk
[ ]   WITHHOLD AUTHORITY                            0 N. Price Paschall
      FOR ALL NOMINEES                              0 Maurice J. DeWald

[ ]   FOR ALL EXCEPT
      (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |X|

2. To consider and vote upon a proposal to ratify the section of Whitley Penn as the independent accountants for the Company for the fiscal year ending November 30, 2005:

         [ ]  FOR                   [ ]   AGAINST                [ ]   ABSTAIN

The proxy holder(s) are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments and postponements of the meeting. This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR ALL NOMINEES" and "FOR" proposal 2. All other proxies previously given by the undersigned in connection with the action proposed on this proxy are hereby expressly revoked. This proxy may be revoked at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the meeting in person.
________________________________________________________________________________

To change the address on your account, please check the box at right and [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

________________________________________________________________________________

Signature of Stockholder __________________________________  Date: _____________
Signature of Stockholder __________________________________  Date: _____________

NOTE: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING.  [   ]